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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

    REGISTRATION STATEMENT (NO. 2-65955-99) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 32
                                       AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 32


                        VANGUARD TRUSTEES' EQUITY FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON FEBRUARY 28, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.



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VANGUARD(R) INTERNATIONAL VALUE FUND



INVESTOR SHARES - FEBRUARY 28, 2002



STOCK



This prospectus
contains financial data
for the Fund through
the fiscal period ended
October 31, 2001.




Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD INTERNATIONAL VALUE FUND
Prospectus
February 28, 2002

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CONTENT
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 1 FUND PROFILE

 3 ADDITIONAL INFORMATION

 4 MORE ON THE FUND

10 THE FUND AND VANGUARD

10 INVESTMENT ADVISER

12 DIVIDENDS, CAPITAL GAINS, AND TAXES

13 SHARE PRICE

14 FINANCIAL HIGHLIGHTS

16 INVESTING WITH VANGUARD

   16 Buying Shares

   17 Redeeming Shares

   19 Other Rules You Should Know

   21 Fund and Account Updates

   22 Contacting Vanguard

GLOSSARY (inside back cover)
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 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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                                                                               1
FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth and some income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in common stocks of companies located outside the United States that are considered by the Fund's adviser to be undervalued. Such stocks, called "value" stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in comparison with such fundamental factors as earnings, revenue, and book value. The Fund invests in small-, mid-, and large-capitalization companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.
- Investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS
[SCALE -20% TO 40%]

                        1992          -8.72%
                        1993          30.49%
                        1994           5.25%
                        1995           9.65%
                        1996          10.22%
                        1997          -4.58%
                        1998          19.46%
                        1999          21.81%
                        2000          -7.48%
                        2001         -14.02%
      ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 20.62% (quarter ended December 31, 1998), and the lowest return for a quarter was -15.70% (quarter ended September 30, 1998).

2

     The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

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AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2001
                                              1 YEAR      5 YEARS      10 YEARS
                                             -----------------------------------
VANGUARD INTERNATIONAL VALUE FUND
 Return Before Taxes                          -14.02%      2.01%         5.28%
 Return After Taxes on Distributions          -14.47       0.12          3.09
 Return After Taxes on Distributions and
  Sale of Fund Shares                          -8.54       0.99          3.57
MSCI EAFE INDEX* (reflects no deduction for
 fees, expenses, or taxes)                    -22.01%      0.75%         4.39%
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*Morgan Stanley Capital International Europe, Australasia, Far East Index.
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FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.57%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.64%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                                                                               3
--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $65         $205        $357          $798
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Value Fund's expense ratio in fiscal year 2001 was 0.64%, or $6.40 per $1,000 of average net assets. The average international stock mutual fund had expenses in 2000 of 1.69% or $16.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS               MINIMUM INITIAL INVESTMENT
Distributed annually in December          $3,000; $1,000 for IRAs and custodial
                                          accounts for minors
INVESTMENT ADVISER
Hansberger Global Investors, Inc., Fort   NEWSPAPER ABBREVIATION
Lauderdale, Fla., since August 1, 2000    IntlVal

INCEPTION DATE                            VANGUARD FUND NUMBER
May 16, 1983                              46

NET ASSETS AS OF OCTOBER 31, 2001         CUSIP NUMBER
$770 million                              921939203

SUITABLE FOR IRAS                         TICKER SYMBOL
Yes                                       VTRIX
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4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental, and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund is a value-oriented fund that invests primarily in the common stocks of large, medium-size, and small foreign companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in foreign stocks of at least three countries. As of October 31, 2001, the Fund's top three country holdings were the United Kingdom (16.2%), Japan (15.3%), and France (12.5%). These percentages, however, are subject to change, and consequently so are the countries that constitute the top three holdings.

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                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
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[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

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                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
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     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------
  INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
----------------------------------------------------
               1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------
Best            69.4%   36.1%     22.0%       15.5%
Worst          -23.4     0.4       4.4        11.0
Average         12.3    12.2      13.1        13.5
----------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

Note that the preceding chart does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

6


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                     STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
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                  EUROPEAN          PACIFIC          EMERGING               U.S.
                   MARKET            MARKET          MARKETS**            MARKET
--------------------------------------------------------------------------------
1992                -3.66%          -18.56%            11.40%              7.62%
1993                29.88            36.21             74.84              10.08
1994                 2.72            12.76             -7.32               1.32
1995                21.95             2.95              0.01              37.58
1996                21.09            -8.30             15.19              22.96
1997                23.80           -25.87            -16.37              33.36
1998                28.53             2.72            -18.39              28.58
1999                15.89            56.65             60.86              21.04
2000                -8.39           -25.78            -27.93              -9.10
2001               -20.28           -26.49             -2.77             -11.89
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 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
**The inception date of the Select Emerging Markets Free Index was May 4, 1994;
  returns shown for 1992 to 1994 are measured by the MSCI Emerging Markets Free Index.
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     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes or from this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     As of October 31, 2001, the Fund had invested 20.2% of net assets in its top ten holdings.

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                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
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                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
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[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Hansberger Global Investors, Inc. (HGI), adviser to the Fund, employs an intensive fundamental approach to selecting stocks. HGI seeks to identify stock with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential.
     HGI's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. HGI will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.
     HGI seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world. This global search provides the adviser with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. HGI's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the values of these securities over time.
     Under HGI's management, the Fund is expected to invest in between 70 and 120 stocks, across a broad spectrum of market capitalizations. In terms of both industry representation

8

and capitalization, the Fund's holdings may differ significantly from those of the typical international equity fund.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective. The Fund may change its objective without shareholder approval.
     The Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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     The Fund may also invest in preferred stocks and convertible bonds. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer's income and assets ranks before that of common stockholders, but after that of bondholders. Convertible bonds are those that are convertible into, or exchangeable for, common stocks.
     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

10

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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for all international stock funds was approximately 91%, according to Morningstar, Inc.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

Hansberger Global Investors, Inc., a wholly owned subsidiary of Hansberger Group, Inc., 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, FL 33301, founded in 1994, serves as the Fund's investment adviser. As of October 31, 2001, HGI managed approximately $2.4 billion in assets. HGI manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
     HGI's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. In addition, HGI's advisory fee may be increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the MSCI EAFE Index over the same period. Note that this performance fee structure will not be in full operation until October 1, 2003; until then, the advisory fee will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information.

     For the fiscal period ended October 31, 2001, the advisory fee represented an effective annual rate of 0.14% of the Fund's average net assets, before a performance-based increase of 0.01%.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The  manager  primarily   responsible  for  overseeing  the   implementation  of
Hansberger Global Investors' strategy for the Fund is:

AJIT DAYAL, Deputy Chief Investment Officer of HGI. He has worked in investment management since 1987; has been with HGI since 1998; and has managed the Fund since 2000. Education: B.A., Bombay University; M.B.A., University of North Carolina at Chapel Hill.

Assisting Mr. Dayal are:

THOMAS HANSBERGER, Chairman, CEO, President, Director, and Treasurer of HGI. He has worked in investment management since 1965 and founded HGI in 1994.
Education: B.S., Miami University (Oxford, Ohio).

RONALD HOLT, Vice President-Research at HGI. He has worked in investment management since 1991 and has been with HGI since 1997. Education: B.A., Columbia University; M.B.A., Stern School of Business at New York University.

AUREOLE L. W. FOONG, Managing Director-Asian Research at HGI. He has worked in investment management since 1989 and has been with HGI since 1997. Education:
B.S. and M.B.A., University of Southern California at Los Angeles.
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12

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

14

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the fiscal period ended October 31, 2001, with a net asset value (price) of $26.02 per share. During the period, the Fund earned $0.34 per share from investment income (interest and dividends). There was a decline of $5.78 per share in the value of investments held or sold by the Fund, resulting in a net decline of $5.44 per share from investment operations.

Shareholders received $0.01 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $20.57, reflecting losses of $5.44 per share and distributions of $0.01 per share. This was a decrease of $5.45 per share (from $26.02 at the beginning of the period to $20.57 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -20.91% for the period.

As of October 31, 2001, the Fund had $770 million in net assets. For the period, its annualized expense ratio was 0.64% ($6.40 per $1,000 of net assets), and its annualized net investment income amounted to 1.93% of its average net assets. It sold and replaced securities valued at 37% of its net assets.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                             VANGUARD INTERNATIONAL VALUE FUND
                                                                                  YEAR ENDED DECEMBER 31,
                                              JAN. 1 TO      -----------------------------------------------------------
                                         OCT. 31, 2001*        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $26.02      $29.13       $25.09       $22.64       $27.54       $31.11
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .34         .55          .69          .77         .690          .82
 Net Realized and Unrealized Gain
  (Loss) on Investments                           (5.78)      (2.74)        4.74         3.64       (1.945)        2.20
------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                 (5.44)      (2.19)        5.43         4.41       (1.255)        3.02
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net
 Investment Income                                 (.01)       (.73)        (.66)       (1.06)       (.690)        (.82)
 Distributions from
 Realized CapitalGains                               --        (.19)        (.73)        (.90)      (2.955)       (5.77)
------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.01)       (.92)       (1.39)       (1.96)      (3.645)       (6.59)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                  $20.57      $26.02       $29.13       $25.09       $22.64       $27.54
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    -20.91%      -7.48%       21.81%       19.46%       -4.58%       10.22%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $770         $835       $1,045         $806         $777        $917
 Ratio of Total Expenses to Average Net Assets  0.64%**        0.53%        0.59%        0.52%        0.49%       0.50%
 Ratio of Net Investment Income to
   Average Net Assets                           1.93%**        1.94%        2.54%        2.77%        2.36%       2.50%
 Turnover Rate                                      37%          78%          41%          39%          37%         82%
------------------------------------------------------------------------------------------------------------------------

 *The Fund's fiscal year-end changed from December 31 to October 31, effective
  October 31, 2001.
**Annualized.

16

-------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
-------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--46. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.

18

^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. ^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
-    Ten-digit account number.
-    Complete owner name and address.
-    Primary Social Security or employer identification number.
-    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME  VANGUARD  FUNDS  DO  NOT  PERMIT  TELEPHONE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

20

^SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars or shares).
-    Signatures of all owners exactly as registered on the account.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:
- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

22

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard International Value Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
-    Your best source of Vanguard news
-    For fund, account, and service information
-    For most account transactions
-    For literature requests
-    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
-    For automated fund and account information
-    For redemptions by check, exchange, or wire
-    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Always use the specific fund number when contacting us about Vanguard International Value Fund--46.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about
Vanguard International Value Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual
reports to shareholders. In the
Fund's annual report, you will find
a discussion of the market conditions
and investment strategies that
significantly affected the Fund's
performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or you
can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-2968


(C) 2002 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing
Corporation, Distributor.

P046 022002

VANGUARD(R) INTERNATIONAL VALUE FUND



FOR PARTICIPANTS - FEBRUARY 28, 2002



STOCK


This prospectus
contains financial data
for the Fund through
the fiscal period ended
October 31, 2001.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VANGUARD INTERNATIONAL VALUE FUND
Participant Prospectus
February 28, 2002


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CONTENTS
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 1 FUND PROFILE

 3 ADDITIONAL INFORMATION

 4 MORE ON THE FUND

10 THE FUND AND VANGUARD

10 INVESTMENT ADVISER

11 DIVIDENDS, CAPITAL GAINS, AND TAXES

12 SHARE PRICE

12 FINANCIAL HIGHLIGHTS

14 INVESTING WITH VANGUARD

15 ACCESSING FUND INFORMATION BY COMPUTER

GLOSSARY (inside back cover)
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 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
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                                                                               1
FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth and some income.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in common stocks of companies located outside the United States that are considered by the Fund's adviser to be undervalued. Such stocks, called "value" stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks, therefore, may be below-average in comparison with such fundamental factors as earnings, revenue, and book value. The Fund invests in small-, mid-, and large-capitalization companies and is expected to diversify its assets across developed and emerging markets in Eastern and Western Europe, the Far East, and Latin America.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.
- Investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

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PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of a relevant market index over set periods of time. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

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                     ANNUAL TOTAL RETURNS
[SCALE -20% TO 40%]

                        1992          -8.72%
                        1993          30.49%
                        1994           5.25%
                        1995           9.65%
                        1996          10.22%
                        1997          -4.58%
                        1998          19.46%
                        1999          21.81%
                        2000          -7.48%
                        2001         -14.02%
      ----------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 20.62% (quarter ended December 31, 1998), and the lowest return for a quarter was -15.70% (quarter ended September 30, 1998).


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          AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 2001
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                                           1 YEAR      5 YEARS         10 YEARS
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Vanguard International Value Fund         -14.02%       2.01%           5.28%
MSCI EAFE*                                -22.01        0.75            4.39
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*Morgan Stanley Capital International Europe, Australasia, Far East Index.
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FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended October 31, 2001.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Exchange Fee:                                                        None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.57%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.07%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.64%

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

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   1 YEAR      3 YEARS    5 YEARS      10 YEARS
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    $65         $205       $357          $798
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     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Value Fund's expense ratio in fiscal year 2001 was 0.64%, or $6.40 per $1,000 of average net assets. The average international stock mutual fund had expenses in 2000 of 1.69%, or $16.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Distributed annually in December                   IntlVal

INVESTMENT ADVISER                                 VANGUARD FUND NUMBER
Hansberger Global Investors, Inc., Fort            046
Lauderdale, Fla., since August 1, 2000
                                                   CUSIP NUMBER
INCEPTION DATE                                     921939203
May 16, 1983
                                                   TICKER SYMBOL

NET ASSETS AS OF OCTOBER 31, 2001                  VTRIX
$770 million
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4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental, and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund is a value-oriented fund that invests primarily in the common stocks of large, medium-size, and small foreign companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in foreign stocks of at least three countries. As of October 31, 2001, the Fund's top three country holdings were the United Kingdom (16.2%), Japan (15.3%), and France (12.5%). These percentages, however, are subject to change, and consequently so are the countries that constitute the top three holdings.

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                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
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[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
     IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

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                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
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     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

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  INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
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               1 YEAR  5 YEARS  10 YEARS   20 YEARS
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Best            69.4%   36.1%     22.0%       15.5%
Worst          -23.4     0.4       4.4        11.0
Average         12.3    12.2      13.1        13.5
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     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.
     Note that the preceding chart does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

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                     STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
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                  EUROPEAN          PACIFIC          EMERGING               U.S.
                   MARKET            MARKET          MARKETS**            MARKET
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1992                -3.66%          -18.56%            11.40%              7.62%
1993                29.88            36.21             74.84              10.08
1994                 2.72            12.76             -7.32               1.32
1995                21.95             2.95              0.01              37.58
1996                21.09            -8.30             15.19              22.96
1997                23.80           -25.87            -16.37              33.36
1998                28.53             2.72            -18.39              28.58
1999                15.89            56.65             60.86              21.04
2000                -8.39           -25.78            -27.93              -9.10
2001               -20.28           -26.49             -2.77             -11.89
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 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
**The inception date of the Select Emerging Markets Free Index was May 4, 1994;
  returns shown for 1992 to 1994 are measured by the MSCI Emerging Markets Free Index.
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     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes or from this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     As of October 31, 2001, the Fund had invested 20.2% of net assets in its top ten holdings.

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                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
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                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically have above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value and growth stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).
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[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Hansberger Global Investors, Inc. (HGI), adviser to the Fund, employs an intensive fundamental approach to selecting stocks. HGI seeks to identify stock with a market value that is believed to be less than a company's intrinsic value, based on its long-term potential.
     HGI's investment approach integrates extensive research (both internal and external), proprietary valuation screens, and fundamental analysis of stocks with a long-term investment perspective. This analysis involves evaluating a company's prospects by focusing on such factors as: the quality of a company's management, the competitive position of a company within its industry, the financial strength of the company, the quality and growth potential of its earnings, and the outlook for the company's future based on these and other similar factors. HGI will also consider other factors in its analysis, including country and political risks as well as economic and market conditions.
     HGI seeks to broaden the scope, and increase the effectiveness of its fundamental analysis by searching for undervalued stocks in many countries around the world. This global search provides the adviser with more diverse opportunities and with the flexibility to shift portfolio investments, not only from company to company and industry to industry, but also from country to country, in search of undervalued stocks. HGI's objective is to identify undervalued securities, to hold them for the long term, and to achieve long-term capital growth as the marketplace realizes the value of these securities over time.
     Under HGI's management, the Fund is expected to invest in between 70 and 120 stocks, across a broad spectrum of market capitalizations. In terms of both industry representation

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and capitalization, the Fund's holdings may differ significantly from those of the typical international equity fund.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective. The Fund may change its objective without shareholder approval.
     The Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
     The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     The Fund may also invest in preferred stocks and convertible bonds. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer's income and assets ranks before that of common stockholders, but after that of bondholders. Convertible bonds are those that are convertible into, or exchangeable for, common stocks.

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                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
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     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
     See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for all international stock funds was approximately 91%, according to Morningstar, Inc.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
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INVESTMENT ADVISER

Hansberger Global Investors, Inc., a wholly owned subsidiary of Hansberger Group, Inc., 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, FL 33301, founded in 1994, serves as the Fund's investment adviser. As of October 31, 2001, HGI managed approximately $2.4 billion in assets. HGI manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.
     HGI's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. In addition, HGI's advisory fee may be increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared with the cumulative total return of the MSCI EAFE Index over the same period. Note that this performance fee structure will not be in full operation until October 1, 2003; until then, the advisory fee will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information.

     For the fiscal period ended October 31, 2001, the advisory fee represented an effective annual rate of 0.14% of the Fund's average net assets, before a performance-based increase of 0.01%.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

The  manager  primarily   responsible  for  overseeing  the   implementation  of
Hansberger Global Investors' strategy for the Fund is:

AJIT DAYAL, Deputy Chief Investment Officer of HGI. He has worked in investment management since 1987; has been with HGI since 1998; and has managed the Fund since 2000. Education: B.A., Bombay University; M.B.A., University of North Carolina at Chapel Hill.

Assisting Mr. Dayal are:

THOMAS HANSBERGER, Chairman, CEO, President, Director, and Treasurer of HGI. He has worked in investment management since 1965 and founded HGI in 1994.
Education: B.S., Miami University (Oxford, Ohio).

RONALD HOLT, Vice President-Research at HGI. He has worked in investment management since 1991 and has been with HGI since 1997. Education: B.A., Columbia University; M.B.A., Stern School of Business at New York University.

AUREOLE L. W. FOONG, Managing Director-Asian Research at HGI. He has worked in investment management since 1989 and has been with HGI since 1997. Education:
B.S. and M.B.A., University of Southern California at Los Angeles.
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DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.
     Your dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored

12

retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of plan withdrawals.

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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
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SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began the fiscal period ended October 31, 2001, with a net asset value (price) of $26.02 per share. During the period, the Fund earned $0.34 per share from investment income (interest and dividends). There was a decline of $5.78 per share in the value of investments held or sold by the Fund, resulting in a net decline of $5.44 per share from investment operations.

Shareholders received $0.01 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $20.57, reflecting losses of $5.44 per share and distributions of $0.01 per share. This was a decrease of $5.45 per share (from $26.02 at the beginning of the period to $20.57 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -20.91% for the period.

As of October 31, 2001, the Fund had $770 million in net assets. For the period, its annualized expense ratio was 0.64% ($6.40 per $1,000 of net assets), and its annualized net investment income amounted to 1.93% of its average net assets. It sold and replaced securities valued at 37% of its net assets.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                             VANGUARD INTERNATIONAL VALUE FUND
                                                                                  YEAR ENDED DECEMBER 31,
                                              JAN. 1 TO      -----------------------------------------------------------
                                         OCT. 31, 2001*        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $26.02      $29.13       $25.09       $22.64       $27.54       $31.11
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .34         .55          .69          .77         .690          .82
 Net Realized and Unrealized Gain
  (Loss) on Investments                           (5.78)      (2.74)        4.74         3.64       (1.945)        2.20

------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                 (5.44)      (2.19)        5.43         4.41       (1.255)        3.02
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net
 Investment Income                                 (.01)       (.73)        (.66)       (1.06)       (.690)        (.82)
 Distributions from
 Realized CapitalGains                               --        (.19)        (.73)        (.90)      (2.955)       (5.77)
------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.01)       (.92)       (1.39)       (1.96)      (3.645)       (6.59)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END  OF PERIOD                  $20.57      $26.02       $29.13       $25.09       $22.64       $27.54

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    -20.91%      -7.48%       21.81%       19.46%       -4.58%       10.22%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $770         $835       $1,045         $806         $777        $917
 Ratio of Total Expenses to Average Net Assets  0.64%**        0.53%        0.59%        0.52%        0.49%       0.50%
 Ratio of Net Investment Income to
   Average Net Assets                           1.93%**        1.94%        2.54%        2.77%        2.36%       2.50%
 Turnover Rate                                      37%          78%          41%          39%          37%         82%
------------------------------------------------------------------------------------------------------------------------

 *The Fund's fiscal year-end changed from December 31 to October 31, effective
  October 31, 2001.
**Annualized.

14

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's net asset value. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard International Value Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact us
as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information  about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or
you can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-2968


(C) 2002 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing
Corporation, Distributor.


I046 022002

                                     PART B

                         VANGUARD TRUSTEES' EQUITY FUND

                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2002


This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus dated February 28, 2002. To obtain, without charge, the Prospectus or the most recent Annual Report to shareholders, which contains the Trust's financial statements as hereby incorporated by reference, please call:


                 INVESTOR INFORMATION DEPARTMENT 1-800-662-7447

                                TABLE OF CONTENTS

                                                                 PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-10
SHARE PRICE......................................................B-11
PURCHASE OF SHARES...............................................B-11
REDEMPTION OF SHARES.............................................B-12
MANAGEMENT OF THE FUND...........................................B-12
INVESTMENT ADVISORY SERVICES.....................................B-16
PORTFOLIO TRANSACTIONS...........................................B-19
YIELD AND TOTAL RETURN...........................................B-20
FINANCIAL STATEMENTS.............................................B-24
COMPARATIVE INDEXES..............................................B-24


                            DESCRIPTION OF THE TRUST

ORGANIZATION

The Trust was organized as a Maryland corporation in 1979, reorganized as a Pennsylvania business trust in 1984, then reorganized as a Delaware business trust in August, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard/Trustees' Equity Fund. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end, diversified management investment company. The Trust currently offers one fund and class of shares, as follows:

          VANGUARD INTERNATIONAL VALUE FUND (THE FUND)-INVESTOR SHARES

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109-3661, serves as the Fund's custodian. The custodian is responsible for maintaining the custody of the Fund's assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Fund's independent accountants. The accountants audit the Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Fund's  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUND'S SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund (or class) may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the Fund (or class). Unless terminated by reorganization or liquidation, the Fund (or class) will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a fund's net assets, and to change any fundamental policy of the fund. Unless otherwise required by applicable law, shareholders of a fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. In addition, each share class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

     REDEMPTION  PROVISIONS.  The Fund's redemption  provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If it fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies set forth in the Prospectus:

FOREIGN INVESTMENTS

Under normal circumstances, at least 65% of the Fund's assets will be invested in foreign stocks of at least three different countries. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     CURRENCY RISK. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected by changes in currency rates and in exchange control regulations (favorably or unfavorably), and may incur costs in connection with conversions between various currencies. Exchange rates between the U.S. dollar and the currencies of emerging markets countries may be particularly volatile. The Fund may enter into forward foreign currency exchange contracts in order to hedge its holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     INFORMATION. Publicly available information about foreign issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial, and other reporting standards and requirements comparable to those applicable to U.S. companies. Statistical information about the economy in an emerging market country may be unavailable, or if available may be unreliable or not directly comparable to information regarding the economy of the U.S. or other more developed countries.

     REGULATION. There may be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S.

     LIQUIDITY AND CONCENTRATION. Many foreign securities markets have substantially less volume than U.S. national securities exchanges. Available investments in emerging countries may be highly concentrated in a small number of issuers, or the issuers may be unseasoned and/or have significantly smaller market capitalization than in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers.

     BROKERAGE. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

     TAXES. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by U.S. companies. It is expected that the Fund's shareholders will be able to claim a credit for U.S. purposes for any such foreign taxes, although there can be no assurance that they will be able to do so.

     POLITICAL/ECONOMY. Political and economic developments may present risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency, and balance of payments issues and associated social unrest). It may be more difficult to obtain a judgment in a court outside the U.S.

     REPATRIATION RESTRICTIONS. Foreign governments may delay or restrict repatriation of the Fund's investment income or other assets. If, for any reason, the Fund were unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within required time periods, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Internal Revenue Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard International Value Fund may make or enter into will be subject to the special currency rules described above.

     FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the Fund's total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to Fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     A shareholder that is a nonresident alien for U.S. tax purposes may be subject to adverse U.S. tax consequences. For example, dividends and short-term capital gains paid by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if applicable). Foreign investors are urged to consult their tax advisers regarding the U.S. tax treatment of ownership of shares in the Fund.

     FOREIGN CURRENCY TRANSACTIONS. Although the Fund values its assets daily in U.S. dollars, the Fund is not required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

     FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Fund may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, generally the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If the Fund invests in investment companies, shareholders will bear not only their proportionate share of the Fund's expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies.

FUTURES CONTRACTS AND OPTIONS

The Fund may enter into stock futures contracts, options, options on futures contracts, and foreign currency futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either hedgers or speculators. Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities. The Fund will not use futures and options for speculative purposes. The Fund will use futures and options to simulate full investment in underlying securities while retaining a cash balance for fund management purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of Fund income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the investment adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities or currency underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment adviser will incorrectly predict stock market, interest rate trends, or currency exchange rates.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjection some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's board of trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within the control of the fund and therefore the realization by a fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     The Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held a certain length of time, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the 1933 Act). While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

LENDING OF SECURITIES

The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure, and the aggregate amount of such loans must be consistent with the 1940 Act, and the rules or interpretations of the Commission. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's board of trustees.

     At the present time, the staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

VANGUARD INTERFUND LENDING PROGRAM

The Commission has issued an exemptive order permitting the Fund and other funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The board of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in: (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments or cash. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

DEPOSITARY RECEIPTS

The Fund may invest in sponsored or unsponsored depositary receipts and other similar instruments, including American Depositary Receipts (ADRs), European Depositary Receipts

(EDRs), and Global Depositary Receipts (GDRs) (collectively, Depositary Receipts). Depositary Receipts are typically issued by a financial institution (depository) and evidence ownership interests in a security or a pool of securities (underlying securities) that have been deposited with the depository. In ADRs, the depository is typically a U.S. financial institutional and the underlying securities are issued by a foreign issuer. In other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary Receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of Depositary Receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to Depositary Receipt holders with respect to the underlying securities.

     Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored Depositary Receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the Depositary Receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the Depositary Receipts (such as dividend payment fees of the depository), although most sponsored Depositary Receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored Depositary Receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the Depositary Receipt holders at the underlying issuer's request.

     For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

WHEN-ISSUED SECURITIES

The Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities (settlement) takes place at a later date. The price of these securities may be expressed in yield terms; the Fund will enter into these transactions in order to lock in the yield (price) available at the time of commitment. Normally, the settlement date on when-issued securities occurs within one month of purchase commitment, but may take longer, albeit not more than 120 days after the trade date.

     At the time the Fund commits to purchase a security on a when-issued basis, it will record the transaction and reflect the value of that security in determining its net asset value. The adviser does not believe that any Fund's net asset value will be adversely affected by purchases of securities on a when-issued basis.

     While when-issued securities may be sold prior to settlement, the adviser intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. The Fund will maintain a separate account with the Custodian, with a segregated portfolio of cash and marketable securities at least equal in value to the Fund's commitments to purchase when-issued securities. Such segregated securities will mature (or, if necessary, be sold) on or before the settlement date. When the time comes for the Fund to pay for when-issued securities, it will meet its obligations from the then-available cash flow, the sale of the securities held in this separate account, the sale of other securities; although it would not normally expect to do so, the Fund may also meet this obligation from the sale of the when-issued securities themselves, which may have increased or decreased in market value.

     Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities' market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period. The Fund's current policy is to limit its aggregate when-issued commitments to 15% of the market value of its total assets less liabilities, other than the obligations created by these commitments.

INVESTING IN SMALLER CAPITALIZATION STOCKS

The adviser believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except: by purchasing fixed income securities that are publicly distributed; by entering into repurchase agreements; by lending its portfolio securities; or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas or other mineral exploration, or development programs.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUT OR CALL OPTIONS. The Fund may not purchase or write put or call options, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies or investment trusts that deal or invest in real estate or interests therein.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.


     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). Because the Fund is a member of the Group, it may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Fund" for more information.

                                   SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the regular close of trading on the Exchange, generally 4 p.m. Eastern time, on each day the Exchange is open for business, and on any other day on which there is sufficient trading in the Fund's investment securities to materially affect the Fund's net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     No charge is made by the Fund for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

                             MANAGEMENT OF THE FUND

THE VANGUARD GROUP

The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the board of trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At October 31, 2001, the Fund had contributed capital of $139,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.1% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and
(b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities, and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets. During the fiscal years ended December 31, 1998, 1999, and 2000, and the fiscal period January 1 through October 31, 2001, the Fund incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses: $2,719,000, $3,702,000, $3,230,000, and $2,778,000, respectively.


INVESTMENT ADVISORY SERVICES

Vanguard provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES

The officers of the Fund manage its day-to-day operations under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund and choose the Fund's officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                         NUMBER OF
                                                                                                                    VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                   TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive            106
(July 29, 1954)              Board, Chief                                    Officer, and Director (Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.



----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (probono ventures in          106
(October 23, 1937)                                                           education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee of
                                                                             the Whitehead Institute for Biomedical
                                                                             Research.


Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer               84
(December 23, 1945)                                                          (since October, 1999), Vice Chairman
                                                                             (January-September 1999), and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of
                                                                             American Chemistry Council; Trustee of
                                                                             Drexel University.
----------------------------------------------------------------------------------------------------------------------------------
*Officers of the Fund are "Interested persons" as defined in the 1940 Act.



                                                                                                                         NUMBER OF
                                                                                                                    VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                   TRUSTEE/OFFICER
----------------------------------------------------------------------------------------------------------------------------------
JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and    106
(January 25, 1950)                                                           Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.


Burton G. Malkiel            Trustee                     May, 1977           Chemical Bank Chairman's Professor of             104
(August 28, 1932)                                                            Economics, Princeton University; Director of
                                                                             Prudential Insurance Co. of America,  BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).


Alfred M. Rankin, Jr.        Trustee                   January, 1993         Chairman, President, Chief Executive              106
(October 8, 1941)                                                            Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporation.
                                                                             (indistrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.


J. Lawrence Wilson           Trustee                    April, 1985          Retired Chairman and Chief Executive              106
(March 2, 1936)                                                              Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products), and
                                                                             AmerisourceBergen Corp. (pharmaceutical
                                                                             distribution); Trustee of Vanderbilt
                                                                             University.
----------------------------------------------------------------------------------------------------------------------------------
  EXECUTIVE OFFICERS

  R. Gregory Barton*           Secretary                   June, 2001          Managing Director and General Counsel           106
  (April 25, 1951)                                                             of The Vanguard Group, Inc. (since
                                                                               September, 1997); Secretary of The
                                                                               Vanguard Group, Inc. and of each of the
                                                                               investment companies served by The
                                                                               Vanguard Group, Inc. (since June, 2001);
                                                                               Principal of The Vanguard Group, Inc.
                                                                               (prior to September, 1997).


  Thomas J. Higgins*           Treasurer                   July, 1998          Principal of The Vanguard Group, Inc.;          106
  (May 21, 1957)                                                               Treasurer of each of the
                                                                               investment companies served by The
                                                                               Vanguard Group, Inc. (since July, 1998).
----------------------------------------------------------------------------------------------------------------------------------

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting.
     Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: The Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Fund and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's last fiscal year.
- Compensation Committee: This committee oversees the compensation programs established by the Fund and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.
- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc. and the board of trustees of the Fund (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee.
     The committee held two meetings during the Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Fund and of all Vanguard funds served by the trustee.

     As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Fund.

                                                       DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
NAME OF FUND                   NAME OF TRUSTEE           FUND SHARES       VANGUARD FUND SHARES
                                                       OWNED BY TRUSTEE      OWNED BY TRUSTEE
-----------------------------------------------------------------------------------------------------
International Value Fund       John J. Brennan          Over $100,000          Over $100,000
                               Charles D. Ellis              None              Over $100,000
                               Rajiv L. Gupta                None              Over $100,000
                               JoAnn Heffernan Heisen        None              Over $100,000
                               Burton G. Malkiel             None              Over $100,000
                               Alfred M. Rankin, Jr.         None              Over $100,000
                               J. Lawrence Wilson            None              Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table on page B-16), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distri-bution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

----------------------------------------------------------------------------------------------------------
                                                VANGUARD TRUSTEES' EQUITY FUND
                                                     COMPENSATION TABLE
                                                PENSION OR                             TOTAL 2001 CALENDAR
                            AGGREGATE       RETIREMENT BENEFITS        ACCRUED           YEAR COMPENSATION
                          COMPENSATION      ACCRUED AS PART OF       RETIREMENT         FROM FUND AND FUND
                              FROM             THIS FUND'S           BENEFITS AT         COMPLEX  PAID TO
NAMES OF TRUSTEES         THIS FUND(1)         EXPENSES(1)        JANUARY 1, 2001           DIRECTOR(2)
----------------------------------------------------------------------------------------------------------
John J. Brennan. . . .         None               None                  None                   None
Charles D. Ellis(3)            $139                N/A                   N/A               $104,000
Rajiv L. Gupta(4)/             None               None                  None                   None
JoAnn Heffernan Heisen          139                 16                23,607                104,000
Bruce K. MacLaury(5)            145                 14                78,176                 99,000
Burton G. Malkiel. . .          140                 14                90,680                104,000
Alfred M. Rankin, Jr..          139                  9                46,267                104,000
James O. Welch, Jr.(5)          139                 17                97,720                104,000
J. Lawrence Wilson. .           158                  8                67,240                119,000
----------------------------------------------------------------------------------------------------------

(1) The amounts shown in this column are based on the Fund's fiscal year period October 31, 2001.

(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year.
(3) Mr. Ellis joined the Fund's board, effective January 1, 2001.
(4) Mr. Gupta joined the Fund's board, effective December 31, 2001.
(5) Mr. MacLaury and Mr. Welch retired from the Fund's board, effective
    December 31, 2001.

                          INVESTMENT ADVISORY SERVICES

The Fund employs Hansberger Global Investors, Inc. (HGI), a wholly owned subsidiary of Hansberger Group, Inc., under an investment advisory agreement dated July 31, 2000 (the Agreement) to manage the investment and reinvestment of such assets of the Fund as the board of trustees may assign to HGI (the HGI Portfolio). HGI discharges its responsibilities subject to the supervision and oversight of the Fund's officers and board of trustees, and in conformance with the Fund's stated investment objective and policies. HGI conducts a world-wide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. HGI's principal office is at 515 East Las Olas Boulevard, Fort Lauderdale, FL, 33301, and it maintains additional offices in Burlington, Ontario, Hong Kong, and Moscow.

     As compensation for the services rendered by HGI under the Agreement, the Fund pays HGI quarterly a basic fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the HGI Portfolio, for the quarter.

            NET ASSETS                               ANNUAL RATE
            ----------                               -----------
            First $50 million. . . . . . . . .              475%
            Next $450 million. . . . . . . . .              150%
            Next $500 million. . . . . . . . .              120%
            Assets in excess of $1 billion . .              110%

     The basic fee is increased or decreased by applying a performance fee adjustment reflecting the investment performance of the HGI Portfolio relative to the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (the Index) over a 36-month period ending with the then-ended quarter. The adjustment applies as follows:

        CUMULATIVE 36-MONTH PERFORMANCE                     ADJUSTMENT AS A
        OF HGI PORTFOLIO VS. THE INDEX             PERCENTAGE OF BASIC FEE*
        ------------------------------             ------------------------
        More than 13.5%                                                 50%
        4.5% through 13.5%                                              25%
        0 through 4.5%                                                 None
        -9% through 0                                                   25%
        Less than -9%                                                   50%

* For purposes of this calculation, the basic fee is calculated based on average month-end net assets over the same time period which the performance is measured.

     TRANSITION  RULES  FOR  CALCULATING  HGI'S  COMPENSATION.   The  adjustment
described above will not be fully operable until the close of the quarter ending September 30, 2003. Until that time, the following transition rules will apply:

(A) JULY 31, 2000 THROUGH JUNE 30, 2001. HGI's compensation was the basic fee. No adjustment was applied during this period.

(B) JULY 1, 2001 THROUGH SEPTEMBER 30, 2003. Beginning July 1, 2001, the adjustment will take effect on a progressive basis with regards to the number of months elapsed between October 1, 2000, and the quarter for which HGI's fee is being computed. During this period, the adjustment that has been determined as provided above will be multiplied by a fraction. The fraction will equal the number of months elapsed since October 1, 2000, divided by thirty-six.

(C) ON AND AFTER SEPTEMBER 30, 2003. Commencing October 1, 2003, the adjustment will be fully operable.

     HGI PORTFOLIO PERFORMANCE. The investment performance of the HGI Portfolio for any period, expressed as a percentage of the "HGI Portfolio unit value" at the beginning of such period, is computed as the sum of: (i) the change in the HGI Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the HGI Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the HGI Portfolio.

     HGI PORTFOLIO UNIT VALUE. The "HGI Portfolio unit value" is determined by dividing the total net assets of the HGI Portfolio by a given number of units. Initially, the number of units in the HGI Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100.00 on October 1, 2000. Subsequently, as assets are added to or withdrawn from the HGI Portfolio, the number of units of the HGI Portfolio will be adjusted based on the unit value of the HGI Portfolio on the day such changes are executed. Any cash buffer maintained by the Fund outside of the HGI Portfolio shall neither be included in the total net assets of the HGI Portfolio nor included in the computation of the HGI Portfolio Unit Value.

     INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (i) the change in the level of the Index during such period, and
(ii) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     SAMPLE ADVISORY FEES. The following table shows the TOTAL ANNUAL ADVISORY FEE--that is, the basic fee plus the adjustment--payable to HGI at varying levels of investment performance:

NET ASSETS              ANNUALIZED PERFORMANCE                      TOTAL ANNUAL
OF FUND                 OVER 36-MONTH PERIOD                                RATE
----------              -----------------------                     ------------
$50 million             Trails Index by more than 9%                     0.2375%
                        Trails Index by 0 to 9%                          0.3563%
                        Exceeds Index by 0 to 4.5%                       0.4750%
                        Exceeds Index by 4.5% through 13.5%              0.5938%
                        Exceeds Index by more than 13.5%                 0.7125%
$500 million            Trails Index by more than 9%                     0.0913%
                        Trails Index by 0 to 9%                          0.1369%
                        Exceeds Index by 0 to 4.5%                       0.1825%
                        Exceeds Index by 4.5% through 13.5%              0.2281%
                        Exceeds Index by more than 13.5%                 0.2738%
$1 billion              Trails Index by more than 9%                     0.0756%
                        Trails Index by 0 to 9%                          0.1134%
                        Exceeds Index by 0 to 4.5%                       0.1513%
                        Exceeds Index by 4.5% through 13.5%              0.1891%
                        Exceeds Index by more than 13.5%                 0.2269%
$1.5 billion            Trails Index by more than 9%                     0.0688%
                        Trails Index by 0 to 9%                          0.1031%
                        Exceeds Index by 0 to 4.5%                       0.1375%
                        Exceeds Index by 4.5% through 13.5%              0.1719%
                        Exceeds Index by more than 13.5%                 0.2063%


PRIOR INVESTMENT ADVISER TO VANGUARD INTERNATIONAL VALUE FUND


From April 1, 1996, through July 31, 2000, the Fund employed Phillips & Drew as its investment adviser. During the fiscal years ended December 31, 1998 and 1999, and for the period January 1, 2000, through July 31, 2000, the Fund paid Phillips & Drew advisory fees totaling $1,321,000, before a performance-based decrease of $353,000, $1,387,000, before a performance-based decrease of $353,000, and $856,000, before a performance-based decrease of $372,000.

     Since August 1, 2000, the Fund employs HGl as its investment adviser. From August 1, 2000, through December 31, 2000, and the fiscal period January 1, 2001, through October 31, 2001, the Fund paid HGI advisory fees totaling $561,000 and $947,000, respectfully.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

The agreement with HGI will continue in effect until July 31, 2002, and is renewable thereafter, for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the adviser, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the adviser upon ninety (90) days' written notice to the Fund.

CONTROL OF THE ADVISER

HGI, a Delaware corporation, is a wholly-owned subsidiary of Hansberger Group, Inc. (Group Inc.). Group Inc. is also a Delaware corporation, whose shareholders owning 10% or more of such corporation are as follows: Thomas L. Hansberger, SLW Family Limited Partnership, Brera/HGI Holdings, LLC, Alberto Cribiore (indirectly through ownership of units in Brera/HGI Holdings, Inc.), and Max C. Chapman, Jr. (through direct ownership and indirectly through ownership of units in Brera/HGI Holdings, Inc.).

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

The Fund's board of trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory agreement. The board has a standing request that Vanguard and the adviser provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of the adviser. This information includes a monthly fund performance analysis and status report from Vanguard and quarterly self-evaluations by the adviser.
     Vanguard also provides the board with written analyses of the adviser's performance on a periodic basis. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the adviser.

     When the board considers whether to approve or renew the investment advisory contract, the board takes into account numerous factors, including:

-    The nature, extent and quality of the services provided by the adviser.
-    Investment performance of the Fund.
-    The fair market value of the services provided by the adviser.
- Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.
- Extent to which the adviser has realized or will realize economies of scale as the Fund grows.
- Other sources of revenue to the adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant.
- The adviser's control of the operating expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     The primary reasons underlying the board's determination to approve the Fund's advisory agreement were as follows:

- The board reviewed the adviser's long- and short-term performance for similarly-managed investment mandates.
- The board assessed that the advisory fee to be paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.
- The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to approve the agreement with HGI.

     Vanguard has adopted specific policies regarding the adviser's selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.

                             PORTFOLIO TRANSACTIONS

The investment advisory agreement authorizes the investment adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund, and directs the investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. Twice a year, HGI, through a committee of its securities analysts and members of its trading department, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon HGI's evaluation of all applicable considerations, including HGI's obligation to use its best efforts to obtain the best available price and most favorable execution for all Fund transactions.

     Some securities that are considered for investment by the Fund may also be appropriate for other Vanguard funds or for other clients served by the investment adviser. If such securities are compatible with the investment policies of the Fund and one or more of the adviser's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the adviser and the purchased securities or sale proceeds will be allocated among the Fund and the other participating clients of the adviser in a manner deemed equitable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser, and the results of such allocations, are subject to periodic review by the Fund's board of trustees.

     During the fiscal years ended December 31, 1998, 1999 and 2000, and the fiscal period January 1 through October 31, 2001, the Fund paid $1,467,000, $1,379,000, $3,191,000, and $1,735,000 in brokerage commissions, respectively.

                             YIELD AND TOTAL RETURN

     The Funds' average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods ended October 31, 2001, are set forth below:

                                1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
                                  10/30/2001      10/30/2001       10/30/2001
VANGUARD INTERNATIONAL VALUE
FUND
 Return Before Taxes                 -19.03%           1.18%            4.57%
 Return After Taxes on
Distributions                        -19.79            1.64             2.37
 Return After Taxes on
Distributions and Sale of Fund
Shares                               -11.36            0.14             3.05

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)1/N - 1

  Where:

          T =average annual total return
          P =a hypothetical initial investment of $1,000 n =number of years
        ERV =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:
                            T = (ATVD/P)1/N - 1

  Where:

          T =average annual total return (after taxes on distributions)
          P =a hypothetical initial investment of $1,000 n =number of years
       ATVD =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATVDR/P)1/N - 1

  Where:

          T =average annual total return (after taxes on distributions and redemption)
          P =a hypothetical initial investment of $1,000 n =number of years
      ATVDR =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in each Fund's shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)CD+1)6- 1]

  Where:

          a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements)
          c =the average daily number of shares outstanding during
             the period that were entitled to receive dividends
          d =the maximum offering price per share on the last day of the period

                              FINANCIAL STATEMENTS

The Fund's financial statements as of and for the fiscal period ended October 31, 2001, appearing in the Fund's 2001 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of the performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.

                               COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies. Each of the members may use one or more of the following unmanaged indexes for comparative performance purposes:

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium size domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,100 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly-traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000 representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency, and investment-grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rated, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Lehman Brothers Long Credit A or Better Bond Index (26% Standard & Poor's/Barra Value Index, 4.5% Standard and Poor's Utilities Index, and 4.5% Standard & Poor's Integrated Telecommunication Service).

COMPOSITE INDEX--65% Standard and Poor's 500 Index and 35% Lehman Brothers Long Credit AA or Better Bond Index.

LEHMAN  BROTHERS LONG CREDIT AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,   nonconvertible   investment-grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalization less than $1 billion at the time of purchase.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

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